Exhibit 10.12
W____________            Warrants
NOT EXERCISABLE BEFORE 9:30 A.M., NEW
YORK CITY TIME, ON MARCH 28, 2002
OR AFTER 5:00 P.M., NEW YORK CITY TIME,
ON MARCH 28, 2008


DEL GLOBAL TECHNOLOGIES CORP.
COMMON STOCK PURCHASE WARRANT CERTIFICATE

CUSIP 245073 11 9

THIS CERTIFIES that


or registered assigns is the registered holder (the "Registered Holder")



of the number of Warrants set forth above, each of which represents the right to purchase one fully paid and nonassessable share of Common Stock, par value $.01 per share (the "Common Stock"), of Del Global Technologies Corp., a New York corporation (the "Company"), at the initial exercise price (the "Exercise Price") of $2.00, at any time after the shares of Common Stock issuable upon exercise of the Warrants evidenced hereby have been registered under the Securities Act of 1933, as amended, or such other action as may be required by Federal or state law relating to the issuance or distribution of securities shall have been taken, but not after the Expiration Date hereinafter referred to, by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon duly executed with signatures guaranteed as provided below, at the office maintained pursuant to the Warrant Agreement hereinafter referred to for that purpose by Mellon Investor Services LLC, or its successor as warrant agent (any such warrant agent being herein called the "Warrant Agent"), and by paying in full the Exercise Price, plus transfer taxes, if any. Payment of the Exercise Price shall be made in United States currency, by certified check or money order payable to the order of the Company.
Upon certain events provided for in the Warrant Agreement, the number of shares of Common Stock issuable upon the exercise of each Warrant is required to be adjusted.
At any time after the tenth consecutive Trading Day in which the Market Price of the Company's Common Stock was $4.00 or more per share ("Call Eligibility Date"), the Company shall give written notice, or shall cause the Warrant Agent to give written notice to the Registered Holder advising that the Registered Holder shall have a thirty (30) day period commencing on the date of notice within which to exercise its Warrant(s), failing which, the Company may thereafter, at any time prior to the Expiration Date (as hereinafter defined), call for redemption of the Registered Holder's Warrant(s) for $.25 per Warrant. The Company shall not be required to give such written notice immediately after the Call Eligibility Date and may give such notice at any time thereafter, in its sole discretion.

No Warrant may be exercised after 5:00 P.M., New York City time, on the expiration date (the "Expiration Date") which will be the earlier of March 28, 2008 and the business day preceding the call date specified in a Call Notice (as such term is defined in the Warrant Agreement). All Warrants evidenced hereby shall thereafter become null and void.
Prior to the Expiration Date, subject to any applicable laws, rules, or regulations restricting transferability and to any restriction on transferability that may appear on this Warrant Certificate in accordance with the terms of the Warrant Agreement hereinafter referred to, the Registered Holder shall be entitled to transfer this Warrant Certificate in whole or in part upon surrender of this Warrant Certificate at the office of the Warrant Agent maintained for that purpose with the form of assignment set forth hereon duly executed, with signatures guaranteed by a member firm of a national securities exchange, a commercial bank (not a savings bank or a savings and loan association) or a trust company located in the United States, or a member of the National Association of Securities Dealers, Inc., or other eligible guarantor institution which is a participant in a signature guarantee program (as such terms are defined in Reg. 240.17Ad-15 under the Securities Exchange Act of 1934, as amended) acceptable to the Warrant Agent.
Upon any such transfer, a new Warrant Certificate or Warrant Certificates representing the same aggregate number of Warrants will be issued in accordance with instructions in the form of assignment.
Upon the exercise of less than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the Registered Holder a new Warrant Certificate in respect of the Warrants not exercised.
Prior to the Expiration Date, the Registered Holder shall be entitled to exchange this Warrant Certificate, with or without other Warrant Certificates, for another Warrant Certificate or Warrant Certificates for the same aggregate number of Warrants, upon surrender of this Warrant Certificate at the office maintained for such purpose by the Warrant Agent.
No fractional shares will be issued upon the exercise of Warrants. As to any final fraction of a share which the Registered Holder of one or more Warrant Certificates, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.
This Warrant Certificate is issued under and in accordance with a Warrant Agreement between the Company and the Warrant Agent (the "Warrant Agreement") and is subject to the terms and provisions contained in said Warrant Agreement, to all of which terms and provisions the Registered Holder consents by acceptance hereof.
This Warrant Certificate shall not entitle the Registered Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of stockholders or any other proceedings of the Company. This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its facsimile corporate seal.


Dated:

DEL GLOBAL TECHNOLOGIES CORP.

Attest:/s/ Thomas V. Gilboy

Secretary/TREASURER

By:/s/ Samuel E. Park

President AND CHIEF EXECUTIVE OFFICER

Countersigned:
MELLON INVESTOR SERVICES LLC
as Warrant Agent

By:


AUTHORIZED SIGNATURE

ELECTION TO PURCHASE

The undersigned hereby irrevocably elects to exercise of the Warrants represented by this Warrant Certificate and to purchase the shares of Common Stock issuable upon the exercise of said Warrants, and requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:
(NAME

(ADDRESS, INCLUDING ZIP CODE)

(SOCIAL SECURITY OR OTHER TAX IDENTIFICATION NUMBER)

DELIVER TO:
(NAME

at
(ADDRESS, INCLUDING ZIP CODE)

If the number of Warrants hereby exercised is less than all the Warrants represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of full Warrants not exercised be issued and delivered as set forth below. In full payment of the purchase price with respect to the Warrants exercised and transfer taxes, if any, the
undersigned hereby tenders payment of $              by certified check or money
order payable in United States currency to the order of the Company.


ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of Warrants set forth below:

(Name of Assignee)
(Address)
(No. of Warrants)

and does hereby irrevocably constitute and appoint

Attorney

to make such transfer on the books of Del Global Technologies Corp. maintained for that purpose, with full power of substitution in the premises.
Dated:

SIGNATURE(S) GUARANTEED
By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stock Brokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.

Signature

Signature

NOTICE: The signature(s) on this assignment must correspond with the name(s) as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.